As filed with the Securities and Exchange Commission on June 20, 2006

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8 - K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 20, 2006
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)
(704) 688-4300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On June 20, 2006, First Charter Corporation (the “Corporation”) sent a letter to shareholders reporting on first quarter performance and the recently announced plans of a strategic merger with GBC Bancorp, Inc., parent of Gwinnett Banking Company. A copy of the letter is furnished herewith as Exhibit 99.1. The information in the shareholder letter is presented as of June 20, 2006 and the Corporation does not assume any obligation to update such information in the future.
     The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01 Other Events.
     For the purposes of Rule 425 of the Securities Act of 1933, as amended, the information in the letter to shareholders relating solely to the strategic merger between the Corporation and GBC is being filed under this Item 8.01.
     Additional Information
     First Charter will file a Form S-4, GBC Bancorp, Inc. (“GBC”) will file a Proxy Statement and both companies will file other relevant documents regarding this transaction with the Securities and Exchange Commission (the “SEC”). GBC will mail the Proxy Statement/Prospectus to its shareholders. These documents will contain important information about the transaction, and First Charter and GBC urge you to read these documents when they become available.
     You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from First Charter’s website (www.firstcharter.com) under the tab “About First Charter” and then under the heading “Investor Relations” and then under the item “SEC Filings.”
     First Charter and GBC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from GBC’s shareholders in connection with this transaction. Information about other persons who may be deemed participants in this transaction will be included in the Proxy Statement/Prospectus. You can find information about First Charter’s executive officers and directors in First Charter’s definitive proxy statement filed with the SEC on March 22, 2006. You can find information about GBC’s executive officers and directors in their definitive proxy statement filed with the SEC on July 22, 2005. You can obtain free copies of these documents from First Charter or GBC using the contact information included in these materials.
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1 First Charter Corporation Letter to Shareholders and Shareholder Report mailed June 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION
	By:	/s/ Stephen J. Antal
Stephen J. Antal
Dated: June 20, 2006		Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Charter Corporation Letter to Shareholders and Shareholder Report mailed June 20, 2006.